UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 22, 2024
USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)
Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)
3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	USNA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 22, 2024, USANA Health Sciences, Inc. (the “Company” or “USANA”) issued a press release announcing its financial results for the third quarter ended September 28, 2024. The release also announced that the Company will post a document titled “Management Commentary” on the Company’s website and that executives of the Company will hold a conference call with investors, to be broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call. The Company noted that the call will consist of brief remarks by the Company’s management team, before moving directly into questions and answers. A copy of the press release, and the Management Commentary, are furnished herewith as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. These documents will be posted on the Company’s corporate website, www.usana.com.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.
Item 7.01    Regulation FD Disclosure
The information disclosed above under Item 2.02, as well as the exhibits attached under Item 9.01 below are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated October 22, 2024 (furnished herewith).

99.2	Management Commentary provided by USANA Health Sciences, Inc. dated October 22, 2024 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

	By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date: October 22, 2024